                                                                  Schedules of
                                                                  Computation
                                                                    EX-99.B16B

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Institutional Class
Cumulative Total Return Performance
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.50
Initial Shares                                117.647


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             117.647        $0.008          0.112          117.759
--------------------------------------------------------------------------------


Ending Shares                                 117.759
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,196.43


Total Return Performance
--------------
Investment Return                           $1,196.43
Less Initial Investment                     $1,000.00
                                           ----------
                                              $196.43 / $1,000.00 x 100

Total Return:                                   19.64%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Institutional Class
Cumulative Total Return Performance
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $9.07
Initial Shares                                110.254


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             110.254        $0.000          0.000          110.254
--------------------------------------------------------------------------------


Ending Shares                                 110.254
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,120.18


Total Return Performance
--------------
Investment Return                           $1,120.18
Less Initial Investment                     $1,000.00
                                           ----------
                                              $120.18 / $1,000.00 x 100

Total Return:                                   12.02%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Institutional Class
Cumulative Total Return Performance
SIX MONTHS
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.05
Initial Shares                                124.224


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             124.224        $0.000          0.000          124.224
--------------------------------------------------------------------------------


Ending Shares                                 124.224
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,262.12


Total Return Performance
--------------
Investment Return                           $1,262.12
Less Initial Investment                     $1,000.00
                                           ----------
                                              $262.12 / $1,000.00 x 100

Total Return:                                   26.21%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Institutional Class
Cumulative Total Return Performance
NINE MONTHS
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.37
Initial Shares                                119.474


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             119.474        $0.008          0.000          119.474
--------------------------------------------------------------------------------


Ending Shares                                 119.474
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,213.86


Total Return Performance
--------------
Investment Return                           $1,213.86
Less Initial Investment                     $1,000.00
                                           ----------
                                              $213.86 / $1,000.00 x 100

Total Return:                                   21.39%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
INCEPTION (AT NAV)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.50
Initial Shares                                117.647


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             117.647        $0.008          0.112          117.759
--------------------------------------------------------------------------------


Ending Shares                                 117.759
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,196.43


Total Return Performance
--------------
Investment Return                           $1,196.43
Less Initial Investment                     $1,000.00
                                           ----------
                                              $196.43 / $1,000.00 x 100

Total Return:                                   19.64%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
INCEPTION (AT OFFER)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.92
Initial Shares                                112.108


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             112.108        $0.008          0.107          112.215
--------------------------------------------------------------------------------


Ending Shares                                 112.215
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,140.10


Total Return Performance
--------------
Investment Return                           $1,140.10
Less Initial Investment                     $1,000.00
                                           ----------
                                              $140.10 / $1,000.00 x 100

Total Return:                                   14.01%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
THREE MONTHS (AT NAV)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $9.07
Initial Shares                                110.254


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             110.254        $0.000          0.000          110.254
--------------------------------------------------------------------------------


Ending Shares                                 110.254
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,120.18


Total Return Performance
--------------
Investment Return                           $1,120.18
Less Initial Investment                     $1,000.00
                                           ----------
                                              $120.18 / $1,000.00 x 100

Total Return:                                   12.02%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Total Return Performance
THREE MONTHS (AT OFFER)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                 $9.52
Initial Shares                                105.042


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             105.042        $0.000          0.000          105.042
--------------------------------------------------------------------------------


Ending Shares                                 105.042
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,067.23


Total Return Performance
--------------
Investment Return                           $1,067.23
Less Initial Investment                     $1,000.00
                                           ----------
                                               $67.23 / $1,000.00 x 100

Total Return:                                    6.72%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
SIX MONTHS (NAV)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.05
Initial Shares                                124.224


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             124.224        $0.000          0.000          124.224
--------------------------------------------------------------------------------


Ending Shares                                 124.224
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,262.11


Total Return Performance
--------------
Investment Return                           $1,262.11
Less Initial Investment                     $1,000.00
                                           ----------
                                              $262.11 / $1,000.00 x 100

Total Return:                                   26.21%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
SIX MONTHS (AT OFFER)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                 $8.45
Initial Shares                                118.343


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             118.343        $0.000          0.000          118.343
--------------------------------------------------------------------------------


Ending Shares                                 118.343
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,202.37


Total Return Performance
--------------
Investment Return                           $1,202.37
Less Initial Investment                     $1,000.00
                                           ----------
                                              $202.37 / $1,000.00 x 100

Total Return:                                   20.24%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
NINE MONTHS (AT NAV)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                 $8.37
Initial Shares                                119.474


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             119.474        $0.000          0.000          119.474
--------------------------------------------------------------------------------


Ending Shares                                 119.474
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,213.86


Total Return Performance
--------------
Investment Return                           $1,213.86
Less Initial Investment                     $1,000.00
                                           ----------
                                              $213.86 / $1,000.00 x 100

Total Return:                                   21.39%

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund
Class A
Cumulative Total Return Performance
NINE MONTHS (AT OFFER)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                   $8.79
Initial Shares                                113.766


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997             113.766        $0.000          0.000          113.766
--------------------------------------------------------------------------------


Ending Shares                                 113.766
Ending NAV                               x     $10.16
                                           ----------
Investment Return                           $1,155.86


Total Return Performance
--------------
Investment Return                           $1,155.86
Less Initial Investment                     $1,000.00
                                           ----------
                                              $155.86 / $1,000.00 x 100

Total Return:                                   15.59%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
B Class
Cumulative Total Return Performance
Three Years
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                  $25.56
Initial Shares                                 39.124


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1995              39.124        $1.830          3.184           42.308
--------------------------------------------------------------------------------
   1996              42.308        $3.540          5.839           48.147
--------------------------------------------------------------------------------
   1997              48.147        $3.590          6.617           54.764
--------------------------------------------------------------------------------

Ending Shares                                  54.764
Ending NAV                               x     $29.75
                                           ----------
Investment Return                           $1,629.22


Total Return Performance
--------------
Investment Return                           $1,629.22
Less Initial Investment                     $1,000.00
                                           ----------
                                              $629.22 / $1,000.00 x 100

Total Return:                                   62.92%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
B Class
Average Annual Total Return Performance
Three Years
--------------------------------------------------------------------------------

                       n
                P(1 + T) = ERV

  THREE
  YEARS
---------
                   3
        $1000(1 + T) = $1,629.22


T = 17.67%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
B Class
Cumulative Total Return Performance
Three Years (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                  $25.56
Initial Shares                                 39.124


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1995              39.124        $1.830          3.184           42.308
--------------------------------------------------------------------------------
   1996              42.308        $3.540          5.839           48.147
--------------------------------------------------------------------------------
   1997              48.147        $3.590          6.617           54.764
--------------------------------------------------------------------------------

Ending Shares                                  54.764
Ending NAV                               x     $29.75
                                           ----------
                                            $1,629.22
Less CDSC                                      $30.00
                                           ----------
Investment Return                           $1,599.22

Total Return Performance
--------------
Investment Return                           $1,599.22
Less Initial Investment                     $1,000.00
                                           ----------
                                              $599.22 / $1,000.00 x 100

Total Return:                                   59.92%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
B Class
Average Annual Total Return Performance
Three Years (INCLUDING CDSC)
--------------------------------------------------------------------------------

                       n
                P(1 + T) = ERV

  THREE
  YEARS
---------
                   3
        $1000(1 + T) = $1,599.22


T = 16.94%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
C Class
Cumulative Total Return Performance
ONE YEAR
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                  $30.58
Initial Shares                                 32.701


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997              32.701        $3.590          4.450           37.151
--------------------------------------------------------------------------------


Ending Shares                                  37.151
Ending NAV                               x     $30.05
                                           ----------
Investment Return                           $1,116.39


Total Return Performance
--------------
Investment Return                           $1,116.39
Less Initial Investment                     $1,000.00
                                           ----------
                                              $116.39 / $1,000.00 x 100

Total Return:                                   11.64%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
C Class
Average Annual Total Return Performance
ONE YEAR
--------------------------------------------------------------------------------

                       n
                P(1 + T) = ERV

  ONE
  YEAR
---------
                   1
        $1000(1 + T) = $1,116.39


T = 11.64%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
C Class
Cumulative Total Return Performance
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning NAV                                  $30.58
Initial Shares                                 32.701


  Fiscal           Beginning     Dividends      Reinvested      Cumulative
   Year              Shares      for Period       Shares          Shares
--------------------------------------------------------------------------------
   1997              32.701        $3.590          4.450           37.151
--------------------------------------------------------------------------------

Ending Shares                                  37.151
Ending NAV                               x     $30.05
                                           ----------
Investment Return                           $1,116.39
Less CDSC                                      $10.00
                                           ----------
                                            $1,106.39


Total Return Performance
--------------
Investment Return                           $1,106.39
Less Initial Investment                     $1,000.00
                                           ----------
                                              $106.39 / $1,000.00 x 100

Total Return:                                   10.64%

Delaware Group Equity Funds IV, Inc. - Delcap Fund
C Class
Average Annual Total Return Performance
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------------

                       n
                P(1 + T) = ERV

  ONE
  YEAR
---------
                   1
        $1000(1 + T) = $1,106.39


T = 10.64%